EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

Goldman Sachs                     GSAA 05 09

==============================================================================






-----------------------------------------        -------------------------------        ------------------------------------------
Stats                                            RemTerm                 Percent        Original LTV                       Percent
-----------------------------------------        -------------------------------        ------------------------------------------
Count:   514                                     353.000                    1.35        0.001 - 50.000                        3.04
Schedule Balance:   $108,502,911.00              354.000                    3.41        50.001 - 60.000                       3.24
AverageSched Bal:   $211,095.16                  355.000                    4.03        60.001 - 70.000                       8.18
GrossWAC: 5.869                                  356.000                    2.77        70.001 - 75.000                       6.54
NetWAC:   5.538                                  357.000                    5.68        75.001 - 80.000                      69.47
OTERM:   360                                     358.000                   19.55        80.001 - 85.000                       1.03
RTERM:   358                                     359.000                   53.82        85.001 - 90.000                       6.13
ATERM:   357                                     360.000                    9.38        90.001 - 95.000                       1.83
AGE:   2                                         -------------------------------        95.001 - 100.000                      0.55
First CAP:   5.87                                Total:                   100.00        ------------------------------------------
Periodic CAP:   3.98                             -------------------------------        Total:                              100.00
MAXRATE:   11.97                                                                        ------------------------------------------
MINRATE:   2.58
MTR:   27.61                                     -------------------------------
MARGIN:   2.52                                   Am WAM                  Percent       ------------------------------------------
OLTV:   77.48                                    -------------------------------        Combined LTV                       Percent
COLTV:   89.15                                   0.000 - 59.999            85.01        ------------------------------------------
FICO:   711.650                                  300.000 - 359.999         13.90        0.001 - 50.000                        2.80
-----------------------------------------        360.000 >=                 1.09        50.001 - 60.000                       3.15
                                                 -------------------------------        60.001 - 70.000                       4.59
                                                 Total:                   100.00        70.001 - 75.000                       4.54
-----------------------------------------        -------------------------------        75.001 - 80.000                      12.66
Current Rate                      Percent                                               80.001 - 85.000                       1.42
-----------------------------------------                                               85.001 - 90.000                      14.11
3.501 - 4.000                        0.28        -------------------------------        90.001 - 95.000                      14.81
4.501 - 5.000                        4.76        Age                     Percent        95.001 - 100.000                     41.92
5.001 - 5.500                       20.10        -------------------------------        ------------------------------------------
5.501 - 6.000                       44.17        0                          9.38        Total:                              100.00
6.001 - 6.500                       22.55        1                         53.82        ------------------------------------------
6.501 - 7.000                        6.70        2                         19.55
7.001 - 7.500                        1.34        3                          5.68
7.501 - 8.000                        0.11        4                          2.77        ------------------------------------------
-----------------------------------------        5                          4.03        FICO                               Percent
Total:                             100.00        6                          3.41        ------------------------------------------
-----------------------------------------        7                          1.35        580.000 - 599.999                     0.16
                                                 -------------------------------        620.000 - 639.999                     2.44
                                                 Total:                   100.00        640.000 - 659.999                     8.15
-----------------------------------------        -------------------------------        660.000 - 679.999                    14.39
Scheduled Balance                 Percent                                               680.000 - 699.999                    15.34
-----------------------------------------                                               700.000 - 719.999                    17.80
0.01 - 50,000.00                     0.14        -------------------------------        720.000 - 739.999                    13.67
50,000.01 - 100,000.00               2.75        States                  Percent        740.000 - 759.999                    12.93
100,000.01 - 150,000.00             12.48        -------------------------------        760.000 - 779.999                     9.02
150,000.01 - 200,000.00             18.67        CA                        39.16        780.000 - 799.999                     3.86
200,000.01 - 250,000.00             17.51        FL                         7.02        800.000 - 819.999                     2.23
250,000.01 - 275,000.00              8.45        AZ                         5.39        ------------------------------------------
275,000.01 - 350,000.00             30.33        OH                         4.68        Total:                              100.00
350,000.01 - 400,000.00              6.29        IL                         5.77        ------------------------------------------
400,000.01 - 450,000.00              1.18        NV                         4.31
450,000.01 - 500,000.00              0.45        MD                         2.80
550,000.01 - 600,000.00              0.55        VA                         3.86        ------------------------------------------
600,000.01 - 750,000.00              1.21        CO                         2.52        PMI                                Percent
-----------------------------------------        WA                         2.50        ------------------------------------------
Total:                             100.00        Other                     21.99        CMAC                                  0.18
-----------------------------------------        -------------------------------        GEMICO                                1.07
                                                 Total:                   100.00        MORTGAGE GUARANTY INSURANCE CO        1.96
                                                 -------------------------------        OLTV <= 80 - NO MI                   90.47
-----------------------------------------                                               PMI MORTGAGE INSURANCE CO             2.72
Original Term                     Percent                                               RADIAN                                1.64
-----------------------------------------                                               REPUBLIC MORTGAGE INSUANCE CO         0.85
360                                100.00                                               TRIAD                                 0.37
-----------------------------------------                                               UGIC                                  0.73
Total:                             100.00                                               ------------------------------------------
-----------------------------------------                                               Total:                              100.00
                                                                                        ------------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Jul 6, 2005 09:12                 Page 1  of  3

Goldman Sachs                     GSAA 05 09

==============================================================================



--------------------------------------------       -------------------------------      -----------------------------------------
Occupancy Code                       Percent       Prepay Flag             Percent      First Adjustment Cap              Percent
--------------------------------------------       -------------------------------      -----------------------------------------
NON OWNER                              18.32       N                         72.21      1.000                                1.19
OWNER OCCUPIED                         79.13       Y                         27.79      2.000                               15.54
SECOND HOME                             2.55       -------------------------------      3.000                               14.92
--------------------------------------------       Total:                   100.00      4.000                                2.44
Total:                                100.00       -------------------------------      5.000                               18.58
--------------------------------------------                                            6.000                               26.85
                                                                                        12.000                              20.48
                                                   -------------------------------      -----------------------------------------
--------------------------------------------       Prepay Term             Percent      Total:                             100.00
Property Type                        Percent       -------------------------------      -----------------------------------------
--------------------------------------------       0.000                     72.21
2-4 FAMILY                              8.08       6.000                      1.20
CONDO                                  12.83       12.000                     4.10      -----------------------------------------
CO-OP                                   0.19       24.000                     4.78      Periodic Cap                      Percent
PUD                                    16.84       36.000                    16.32      -----------------------------------------
SINGLE FAMILY                          62.05       60.000                     1.38      1.000                               28.28
--------------------------------------------       -------------------------------      1.500                                0.16
Total:                                100.00       Total:                   100.00      2.000                               45.72
--------------------------------------------       -------------------------------      6.000                                5.36
                                                                                        12.000                              20.48
                                                                                        -----------------------------------------
--------------------------------------------       -------------------------------      Total:                             100.00
Purpose                              Percent       DTI                     Percent      -----------------------------------------
--------------------------------------------       -------------------------------
CASHOUT REFI                           17.80       <= 0.000                  14.40
PURCHASE                               66.67       0.001 - 10.000             0.09      -----------------------------------------
RATE/TERM REFI                         15.53       10.001 - 20.000            1.59      Max Rate                          Percent
--------------------------------------------       20.001 - 30.000           11.29      -----------------------------------------
Total:                                100.00       30.001 - 40.000           42.96      8.501 - 9.000                        0.28
--------------------------------------------       40.001 - 50.000           28.55      9.501 - 10.000                       1.32
                                                   50.001 - 60.000            1.11      10.001 - 10.500                      6.08
                                                   -------------------------------      10.501 - 11.000                     11.38
--------------------------------------------       Total:                   100.00      11.001 - 11.500                     15.38
Documentation Type                   Percent       -------------------------------      11.501 - 12.000                     48.46
--------------------------------------------                                            12.001 - 12.500                      7.58
FULL/ALT DOC                           31.08                                            12.501 - 13.000                      3.13
NO DOC/NINA/NO RATIO                   14.40       -------------------------------      13.001 - 13.500                      0.77
STATED INCOME                          54.52       Conforming              Percent      13.501 - 14.000                      0.11
--------------------------------------------       -------------------------------      14.001 - 14.500                      0.16
Total:                                100.00       CONFORMING               100.00      15.001 >=                            5.36
--------------------------------------------       -------------------------------      -----------------------------------------
                                                   Total:                   100.00      Total:                             100.00
                                                   -------------------------------      -----------------------------------------
--------------------------------------------
Interest Only                        Percent
--------------------------------------------       -------------------------------      -----------------------------------------
N                                      14.99       Arm Index               Percent      Floor Rate                        Percent
Y                                      85.01       -------------------------------      -----------------------------------------
--------------------------------------------       1 MONTH LIBOR             23.25      1.501 - 2.000                        3.86
Total:                                100.00       1 YEAR CMT                 0.10      2.001 - 2.500                       64.69
--------------------------------------------       1 YEAR LIBOR              32.07      2.501 - 3.000                       18.93
                                                   6 MONTH LIBOR             44.58      3.001 - 3.500                        7.22
                                                   -------------------------------      3.501 - 4.000                        3.90
--------------------------------------------       Total:                   100.00      4.001 - 4.500                        0.83
Interest Only Term                   Percent       -------------------------------      5.501 - 6.000                        0.56
--------------------------------------------                                            -----------------------------------------
0.000                                  14.99                                            Total:                             100.00
24.000                                  0.23       -------------------------------      -----------------------------------------
36.000                                 13.05       Margins                 Percent
60.000                                 19.10       -------------------------------
84.000                                  1.23       1.501 - 2.000              3.86      -----------------------------------------
120.000                                51.40       2.001 - 2.500             67.64      Number of Units                   Percent
--------------------------------------------       2.501 - 3.000             18.34      -----------------------------------------
Total:                                100.00       3.001 - 3.500              6.98      1                                   91.92
--------------------------------------------       3.501 - 4.000              3.02      2                                    3.18
                                                   4.001 - 4.500              0.16      3                                    0.74
                                                   -------------------------------      4                                    4.16
--------------------------------------------       Total:                   100.00      -----------------------------------------
Silent                               Percent       -------------------------------      Total:                             100.00
N                                      36.31                                            -----------------------------------------
Y                                      63.69
--------------------------------------------
Total:                                100.00
--------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Jul 6, 2005 09:12                 Page 2  of  3

Goldman Sachs                     GSAA 05 09

==============================================================================


    ----------------------------------------------------------------------
    Product Type                                                   Percent
    ----------------------------------------------------------------------
    1 MONTH ARM                                                      11.80
    1 YEAR ARM                                                       11.45
    2 YEAR ARM                                                        9.10
    3 YEAR ARM                                                       30.68
    5 YEAR ARM                                                       19.77
    6 MONTH ARM                                                      15.31
    7 YEAR ARM                                                        1.89
    ----------------------------------------------------------------------
    Total:                                                          100.00
    ----------------------------------------------------------------------



    ----------------------------------------------------------------------
    Self Employment Flag                                           Percent
    ----------------------------------------------------------------------
    N                                                                80.33
    Y                                                                19.67
    ----------------------------------------------------------------------
    Total:                                                          100.00
    ----------------------------------------------------------------------



    ----------------------------------------------------------------------
    Originator                                                     Percent
    ----------------------------------------------------------------------
    AMERICAN HOME EQUITY                                              0.85
    AMERICAN MORTGAGE NETWORK                                         8.19
    AMERICORP CREDIT CORPORATION                                      0.64
    CHOICE CAPITAL FUNDING                                            0.73
    CHRISTOPHER E HOBSON DBA FRANKLIN FINANCIAL                       0.69
    COUNTRYWIDE                                                       9.03
    CTX                                                               0.93
    FIRST MERIDIAN MORTGAGE                                           0.39
    FIRST NLC LLC                                                     0.45
    GMAC                                                             10.83
    GREENPOIN                                                        31.93
    HARBOURTON MORTGAGE INVESTMENT CORPORATION                        0.30
    KLEIN MORTGAGE                                                    0.31
    LOAN CENTER OF CALIFORNIA, INC.                                   6.25
    METROCITIES MORTGAGE, LLC                                         0.65
    MORTGAGEIT, INC.                                                  0.33
    NATCITY                                                           7.88
    RESIDENTIAL MORTGAGE CAPITAL                                      1.91
    SCME                                                              7.75
    SEA BREEZE FINANCIAL SERVICES, INC.                               3.94
    SILVERGATE BANK                                                   0.92
    SOUTHSTAR FUNDING, LLC                                            2.67
    TAYLOR, BEAN                                                      0.86
    WINSTAR MORTGAGE                                                  1.55
    ----------------------------------------------------------------------
    Total:                                                          100.00
    ----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                               Jul 6, 2005 09:12                 Page 3  of  3